                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /x/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
         $1,078,816
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
         Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and KC United Corp. Form S-4 File No. 333-02223
        ------------------------------------------------------------------------
     3) Filing Party:
         UtiliCorp United, Kansas City Power & Light
        ------------------------------------------------------------------------
     4) Date Filed:
         February 21, 1996 and April 4, 1996
        ------------------------------------------------------------------------

UTILICORP UNITED
and
KANSAS CITY POWER
& LIGHT COMPANY
combine to create

MAXIM ENERGIES, INC.

TIMELINE OF EVENTS

- -   Jan. 22 - Announced intention to merge
- -   May 30 - Amended agreement released
- -   June 27 - SEC approval
- -   July 1 - Proxy materials mailed
- -   Aug. 14 - Special shareholder meeting
- -   Fall  96 - Regulatory approvals
Mid-1997 - Merger process completed

AMENDED MERGER AGREEMENT

- -   Exchange ratio now 1-for-1
- -   1.096 was not achievable
Still provides real value to UCU shareholders

WHAT ATTRACTED UTILICORP TO KCPL?

- -   Financial strength
- -   Urban service territory
Generation experience

THE PERFECT COMPLEMENTARY MERGER
[TRIANGLE GRAPHIC]

- -   Growth-oriented
- -   National/Multinational
- -   Operating and Financial Strengths

 ...DELIVERS BENEFITS TO ALL KEY STAKEHOLDERS

UCU/KCPL
PROJECTED FINANCIAL INFORMATION1
($ MILLIONS)
1996
                                        UCU             KCPL        COMBINED
                                        ---             ----        --------
REVENUES                             $ 2,850          $ 910        $ 3,760
NET PROFIT                           120                130            250
TOTAL CAPITALIZATION                 2,685            1,875          4,560
EPS - VALUE LINE                     2.20              2.00        2.17(2)
    - FIRST CALL                     2.16              1.97            ---
    - IBES                           2.20              1.97            ---
DPS                                  1.76              1.58          1.85*
SHARES
OUTSTANDING (MIL.)                   53.3              61.9     115.2(2)
(1)  SOURCE: VALUE LINE ESTIMATES
(2) SOURCE: EPS COMBINED CALCULATED FROM COMBINED VALUE LINE ESTIMATE OF NET PROFIT DIVIDED BY COMBINED NUMBER OF SHARES.
*MGMT. FIRST YEAR DIVIDEND RECOMMENDATION

SYNERGY SAVINGS
($ IN MILLIONS)
[BAR CHART]


                              YEAR 1    YEAR 2    YEAR 3    YEAR 4

Generate Energy               6.4       9.2       11.2      17.4
Serve Customers               (.5)      (.2)      .2        .5
Information Technolgy         7.3       10.9      12.8      11.7
Distribute and Transport
Energy                        .7        .7        3.2       3.6
Purchasing/Materials and
Facilities                    2.7       6.1       7.2       7.0
Executive and
Administrative Support        2.6       4.7       7.7       9.4
                              19.2      31.3      42.3      49.6
EPS Contribution*             $.10      $.16      $.22      $.25

*Based on Ernst & Young Synergies Study

PROJECTED EPS CONTRIBUTIONS
[CHART]

                              Year 1    Year 2    Year 3    Year 4

Synergy Savings               .10       .16       .22       .25
International Enhancements    .12       .08       .15       .15
New Products                  .05       .11       .16       .24
Additional Operational
Benefits                      .08       .08       .07       .06
Energy Marketing Enhancements .04       .06       .04       .05

PER SHARE BENEFITS OF MERGER
($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                              YR. 1     YR. 2     YR. 3     YR. 4
                              -----     -----     -----     -----
SYNERGY SAVINGS               $ .10     $ .16     $ .22     $ .25
ADDITIONAL OPERATIONAL
    BENEFITS                  .08       .08       .07       .06
INCOME ENHANCEMENT
   OPPORTUNITIES                .20     .25       .35       .44
                              -----------------------------------
TOTAL                         $ .38     $ .49     $ .64     $ .75

AVG. COMMON SHARES
OUTSTANDING                   116.0     118.0     120.0     122.0

[MAP OF THE UNITED STATES SHOWING THE SERVICE TERRITORIES OF KCPL AND UTILICORP. THE MAP ALSO CONTAINS A CLOSE-UP OF THE KANSAS CITY AREA SERVICE TERRITORY AND INTERNATIONAL OPERATIONS]

ACCESS TO CAPITAL MARKETS
FOR GROWTH
UTILICORP VS. MAXIM
[BAR CHART]

     -    UCU 1985       $65m
     -    UCU 1997       $320m
     -    Maxim 1997     $700m

Assumptions - issuance of 10% of shares per year
          - debt issuance to maintain 50% equity ratio

DIVIDENDS
     1996           1996       1997
     UCU            KCPL      MAXIM*
     $1.76          $1.58          $1.85

*MANAGEMENT FIRST YEAR DIVIDEND RECOMMENDATION.

WINNER IN MARKETPLACE

     -    OPERATIONAL EXCELLENCE
     -    STRONG CREDIT RATING
     -    NATIONAL GAS MARKETER/TRADER - 10.5 BCF/DAY (TOP 10)
     -    NATIONAL POWER MARKETER/TRADER - OVER 10,000 MWH/DAY (TOP 10)
     -    FIRST AND DOMINANT NATIONAL BRAND - ENERGYONE
     - STAND-ALONE 10-YEAR AVERAGE TOTAL RETURN IS ABOVE THE INDUSTRY -- UCU: 17.3%; KCPL: 17.7%; INDUSTRY: 13.1%
     - DIVERSE PRODUCTS, TERRITORIES, ASSET BASE AND GENERATING MIX EXPERIENCE OPERATING COMPETITIVE NON-REGULATED BUSINESSES

WHY KCPL TURNED DOWN WRI
     -    Risky
     -    Strategic misfit
     -    Empty promises

THE "BRICK WALL"
[GRAPHIC OF BRICK WALL]

 -   MISSOURI BUSINESS COMBINATION STATUTE
 -   MISSOURI PUBLIC SERVICE COMMISSION
 -   PUHCA
 -   EXCHANGE OFFER CONDITION REQUIRING REDEMPTION OF KCPL PREFERRED SHARES
 -   HOSTILE OFFER
 -   DIVIDEND SECURITY
 -   STATUS QUO - LAW SAYS KCPL DOES NOT HAVE TO SELL
 -   EXCHANGE COLLAR

WESTERN RESOURCES INC.
PRO-FORMA FINANCIAL PROJECTIONS WITH ACQUISITION OF KCPL
[BAR CHART]

                              1996      1997      1998      1999      2000
Operating Income Before Net
Cost Savings                  631.9     621.1     581.2     578.2     558.0
Net Cost Savings              --        --        70.4      79.8      93.8
Net Other Income (1)          38.4      67.4      61.0      79.6      85.7

Total                         670.7     688.5     712.6     738.2     737.5

(1) Home security, investment in ADT, and unidentified other non-regulated activities

Source: WR Preliminary Form S4 filed 6/19/96

THE PERFECT MERGER OF EQUALS...
[TRIANGLE GRAPHIC]

     -    Achievable
     -    Credible
     -    Strategic

WRI/KLT PRO-FORMA EPS
[BAR CHART]


                              1997      1998      1999      2000
Earnings per share:
First Call                    2.75      2.75      2.83 (1)  2.91 (1)
WRI S-4 Filing (4/22/96)      2.52      2.64      2.89      2.94
WRI S-4 Filing (6/19/96)                2.46      2.59      2.62 (2)
WRI S-4 Filing (6/19/96)
minus 20m additional rate
reduction                               2.36      2.49      2.53 (2)


(1) Based on projected EPS growth of 3.0% - First Call
(2) EPS figures were estimated using exchange ratio detailed with current WRI stock price at $29.00

Sources:
          First Call Estimate (6/19/96)
          WRI S-4 Filing (4/22/96)
          WRI S-4 Filing (6/19/96)

MAXIM
RETAIL RATE PROFILE
CURRENT/PROPOSED RATES

                              Annual Avg. $/Kwh
Customer       Maxim Avg.*    WRI**     Regional***    National Avg.
Class

Residential    8.0            8.5         7.0               8.6
Commercial     7.8            8.2         6.9               8.2
Industrial     2.5            5.8         5.0               6.2


* Maxim is average of KCPL, MPS, WPE-KS
 ** WRI is average of KGE, KPL
*** Regional is West North Central region which includes Iowa, Kansas, Missouri,
     No. Dakota, and So. Dakota (EEI)

Source - Edison Electric Institute Avg. summer & winter rates 7/1/95 & 1/1/96